Exhibit 99.2 Crescent Energy to Acquire SilverBow Resources Creating a Leading Growth Through Acquisition Company with Premier Eagle Ford Position May 2024

Disclaimer The information in this presentation relates to Crescent Energy Company (the “Company”) and contains information that includes or is based upon “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this presentation, including statements regarding business, strategy, financial position, prospects, plans, objectives, forecasts and projections of the Company, are forward-looking statements. The words such as “estimate,” “budget,” “projection,” “would,” “project,” “predict,” “believe,” “expect,” “potential,” “should,” “could,” “may,” “plan,” “will,” “guidance,” “outlook,” “goal,” “future,” “assume,” “focus,” “work,” “commitment,” “approach,” “continue” and similar expressions are intended to identify forward-looking statements, however forward-looking statements are not limited to statements that contain these words. The forward-looking statements contained herein are based on management’s current expectations and beliefs concerning future events and their potential effect on the Company and involve known and unknown risks, uncertainties and assumptions, which may cause actual results to differ materially from results expressed or implied by the forward-looking statements. These risks include, among other things, the ability of the parties to consummate the expected timing and likelihood of completion of the proposed transaction (the Transaction ) with SilverBow Resources, Inc. ( SilverBow ), including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction; the ability to successfully integrate the businesses; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the possibility that the Company's stockholders may not approve the issuance of new shares of common stock in the Transaction or that stockholders of SilverBow may not approve the merger agreement; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company's common stock or SilverBow’s common stock; the risk that the Transaction and its announcement could have an adverse effect on the ability of the Company and SilverBow to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; the risk the pending Transaction could distract management of both entities and they will incur substantial costs; the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies; the imprecise nature of estimating oil and gas reserves; the availability of additional economically attractive exploration, development and acquisition opportunities for future growth; unexpected operating conditions and results; upcoming election and associated political volatility; the severity and duration of public health crises, weather, political, and general economic conditions, including the impact of sustained cost inflation, elevated interest rates and associated changes in monetary policy; federal and state regulations and laws; the impact of disruptions in the capital markets; geopolitical events such as the armed conflict in Ukraine and associated economic sanctions on Russia, the Israel-Hamas conflict and increased hostilities in the Middle East, including rising tensions with Iran; actions by the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC oil-producing countries; the availability of drilling, completion and operating equipment and services; reliance on the Company’s external manager; commodity price volatility, including volatility due to ongoing conflict in Ukraine, Israel and the Middle East and other international and national factors; the timing and success of business development efforts; and the risks associated with commodity pricing and the Company’s hedging strategy. The Company believes that all such expectations and beliefs are reasonable, but such expectations and beliefs may prove inaccurate. Many of these risks, uncertainties and assumptions are beyond the Company’s ability to control or predict. Because of these risks, uncertainties and assumptions, readers are cautioned not to, and should not, place undue reliance on these forward-looking statements. The Company does not give any assurance (1) that it will achieve its expectations or (2) to any business strategies, earnings or revenue trends or future financial results. The forward-looking statements contained herein speak only as of the date of this presentation. Although the Company may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to correct, revise or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable thereto or to any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. For further discussions of risks and uncertainties, you should refer to the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”) that are available on the SEC’s website at http://www.sec.gov, including the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and any subsequently filed Quarterly Reports on Form 10-Q. This presentation provides disclosure of the Company’s proved reserves. Reserve engineering is a process of estimating underground accumulations of oil and natural gas that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reservoir engineers. In addition, the results of drilling, testing and production activities may justify revisions of estimates that were made previously. If significant, such revisions would change the schedule of any further production and development drilling. Unless otherwise indicated, reserve and PV-10 estimates shown herein are based on a reserves report as of December 31, 2023 prepared by the Company’s independent reserve engineer in accordance with applicable rules and guidelines of the SEC. This presentation includes present value (discounted at PV-10), levered free cash flow and EBITDAX which are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). See the “Appendix” of this presentation for more information. This presentation has been prepared by us and includes market data and other statistical information from sources we believe to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on our good faith estimates, which are derived from our review of internal sources as well as the independent sources described above. Although we believe these sources are reliable, we have not independently verified the information and cannot guarantee its accuracy and completeness. We own or have rights to various trademarks, service marks and trade names that we use in connection with the operation of our businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not, imply a relationship with us or an endorsement or sponsorship by us. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. 2

Disclaimer No Offer or Solicitation: This communication relates to a proposed business combination transaction (the “Transaction”) between Crescent Energy Company (“Crescent”) and SilverBow Resources, Inc. (“SilverBow”). This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Important Additional Information About the Transaction: In connection with the Transaction, Crescent will file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, that will include a joint proxy statement of Crescent and SilverBow and a prospectus of Crescent. The Transaction will be submitted to Crescent’s stockholders and SilverBow’s stockholders for their consideration. Crescent and SilverBow may also file other documents with the SEC regarding the Transaction. The definitive joint proxy statement/prospectus will be sent to the stockholders of Crescent and SilverBow. This document is not a substitute for the registration statement and joint proxy statement/prospectus that will be filed with the SEC or any other documents that Crescent or SilverBow may file with the SEC or send to stockholders of Crescent or SilverBow in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF CRESCENT AND SILVERBOW ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by Crescent or SilverBow through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Crescent will be made available free of charge on Crescent’s website at https://ir.crescentenergyco.com, or by directing a request to Investor Relations, Crescent Energy Company, 600 Travis Street, Suite 7200, Houston, TX 77002, Tel. No. (713) 332-7001. Copies of documents filed with the SEC by SilverBow will be made available free of charge on SilverBow’s website at https://sbow.com under the “Investor Relations” tab or by directing a request to Investor Relations, SilverBow Resources, Inc., 920 Memorial City Way, Suite 850, Houston, TX 77024, Tel. No. (281) 874-2700. Participants in the Solicitation Regarding the Transaction: Crescent, SilverBow and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Transaction. Information regarding Crescent’s directors and executive officers is contained in the Crescent’s Annual Report on 10-K for the year ended December 31, 2023 filed with the SEC on March 4, 2024. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing Crescent’s website at https://ir.crescentenergyco.com. Information regarding SilverBow’s executive officers and directors is contained in the proxy statement for SilverBow’s 2024 Annual Meeting of Stockholders filed with the SEC on April 9, 2024 (the “Definitive Proxy Statement”). You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing the SilverBow’s website at https://sbow.com. Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction by reading the joint proxy statement/prospectus regarding the Transaction when it becomes available. You may obtain free copies of this document as described above. Important Additional Information About the SilverBow Annual Meeting: SilverBow, its directors and certain of its executive officers and employees are or will be participants in the solicitation of proxies from shareholders in connection with SilverBow’s 2024 Annual Meeting. SilverBow has filed the Definitive Proxy Statement with the SEC on April 9, 2024 in connection with the solicitation of proxies for the 2024 Annual Meeting, together with a WHITE proxy card. The identity of the participants, their direct or indirect interests, by security holdings or otherwise, and other information relating to the participants are available in the Definitive Proxy Statement (available at https://www.sec.gov/ix?doc=/Archives/edgar/data/351817/000035181724000071/sbow-20240408.htm) in the section entitled “Security Ownership of Board of Directors and Management” and Appendix F. To the extent holdings of SilverBow’s securities by SilverBow’s directors and executive officers changes from the information included in this communication, such information will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge as described below. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED BY SILVERBOW WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders are able to obtain, free of charge, copies of all of the foregoing documents, any amendments or supplements thereto at the SEC’s website (http://www.sec.gov). Copies of the foregoing documents, any amendments or supplements thereto are also available, free of charge, at the “Investor Relations” section of SilverBow’s website (https://www.sbow.com/investor-relations). 3

“Must-Own” Mid-Cap Positioned for Sustained Value Creation

Substantial Cash Flow Generation

Next 5 year FCF[1][5] > pro forma mkt cap

~$2.1 BN 2024E EBITDA[2][5]

~$645 MM 2024E Levered FCF[2][5]

Focused Operations & Scaled Asset Portfolio

~250 Mboe/d 2024E prod[2] (~40% oil)

Low-decline & long reserve life

~100% of production from Texas & the Rockies[3]

Financial Strength & Attractive Return of Capital

$0.12/sh Fixed quarterly dividend[4]

Clear path to Investment Grade rating

Proven access to the capital markets

Returns-Driven Growth Through M&A

Disciplined M&A framework focused on cash-on-cash returns

Consistent track record of prudent growth

Crescent Energy | SilverBow Resources

(1) Based on internal management estimates.
(2) Based on combination of individual Capital IQ consensus estimates as of 5/10/24.
(3) Pro forma company operations centered on Eagle Ford / Texas and Rockies regions, but include minor assets across other basins.
(4) Any payment of future dividends is subject to Board approval and other factors.
(5) No reconciliation of this non-GAAP measure to its most directly comparable GAAP measure is available without unreasonable efforts. This is due to the inherent difficulty of forecasting the timing or amount of various reconciling items that would impact the most directly comparable forward-looking GAAP financial measure, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. See "Appendix."

4

Transaction Overview

Transaction Structure	• SilverBow shareholders will receive 3.125 shares of Crescent Class A common stock for each share of SilverBow common stock, with a cash election alternative to receive $38 per share in cash (up to a maximum total transaction cash consideration of $400 MM) • Cash election structure provides SilverBow shareholders the option of liquidity or continued ownership of and upside in a strong, scaled pro forma company
Pro Forma Ownership	• Upon closing, Crescent shareholders will own between approximately 69% and 79% of the combined company and SilverBow shareholders will own between approximately 21% and 31% of the combined company, depending on the cash consideration at closing
Leadership and Governance	• David Rockecharlie, current CEO of Crescent, will continue as CEO of the combined company • John Goff, current Non-Executive Chairman of Crescent, will continue in that role for the combined company • Pro forma Board of Directors will include 2 from SilverBow and 7 independent directors under NYSE rules (11 total Directors)
Company and Headquarters	• The combined company will retain the name Crescent Energy Company • Crescent will remain headquartered in Houston, Texas
Approvals and Timing	• The transaction follows a thorough, comprehensive process led by SilverBow's Board • Unanimously approved by the Crescent and SilverBow Boards of Directors • Current Crescent shareholders representing ~43% of total common shares outstanding have entered into voting agreements in support of the transaction • Subject to 1) approval of a majority of SilverBow and Crescent shareholders and 2) customary closing conditions, including by applicable regulatory agencies • Targeting closing by the end of Q3 2024

Crescent Energy | SilverBow Resources
5

Offering Compelling Value for All Shareholders Accretive Combination Creates Leading Growth Through Acquisition Company with Premier Eagle Ford Position High-Quality, Scaled and Complementary Assets: nd Combination creates the 2 largest operator in the Eagle Ford with a broader ✓ portfolio of low-decline, long-life production and a deep, high-quality inventory Focus on Free Cash Flow and Disciplined Capital Allocation: Consistent track record of putting investors first, driving cash flow accretion for all ✓ shareholders, with strong balance sheet and peer-leading return of capital framework Potential for Meaningful Cost Savings and Efficiencies: Expect annualized synergies of $65 – 100 MM driven by immediate cost of capital ✓ advantages, adjacent operations and overhead efficiencies Creates “Must-Own” Mid-Cap Primed for Sustainable Value Creation: Scaled enterprise with demonstrated track record of prudent growth through returns- ✓ driven M&A, alongside significant capital markets tailwinds 6

The Combined Company Will Be a Leader in the Eagle Ford

Complementary Combination Positions Crescent as One of the Largest Operators in the Eagle Ford Alongside ConocoPhillips & EOG

Leading Eagle Ford Position



Kinney
Uvalde
Medina
Bexar
Guadalupe
Gonzales
Maverick
Zavala
Frio
Atascosa
Wilson
Karnes
DeWitt
Goliad
Dimmit
La Salle
McMullen
Live Oak
Bee
Refugio
Webb
Duval
Jim Wells
San Patricio
Nueces
Crescent Energy
SilverBow Resources
Other Operators

Gross Operated EF Production(1)

(Mboe/d)



300
200
100
0
Top 10 Eagle Ford Peers
EOG
Pro Forma
COP
Status Quo
Status Quo

EF Net Acres(2)

(000's)



700
525
350
175
0
Top 10 Eagle Ford Peers
EOG
MGY
Pro Forma
MRO
Status Quo
Status Quo

Source: Enverus as of 5/10/24.

(1) Based on YTD actual production for months with complete data. Includes largest 10 operators besides CRGY, SBOW and pro forma CRGY. Peers include BP, BTE, COP, DVN, EOG, Ineos, Lewis, MRO, SM and Verdun.

(2) Includes largest 10 operators besides CRGY, SBOW and pro forma CRGY. Peers include APA, Blackbrush, BP, BTE, Conquistador, COP, EOG, Lewis, MGY and MRO.

Crescent Energy | SilverBow Resources

7

High-Quality, Scaled and Complementary Asset Portfolio

SilverBow's Complementary Assets Enhance Combined Business Profile

- Core footprint across the Eagle Ford & Rockies[1]
- Significant production base, with >$6 Bn of PDP PV10[2]
- Balanced commodity mix and peer-leading decline rate provide cash flow stability
- 10+ years of inventory supports attractive reinvestment opportunities and duration



Rockies
~30% of '24E Production
~30% of '24E Capital Program
Eagle Ford / Texas
~70% of '24E Production
~70% of '24E Capital Program
Operating Rigs

Scaled, Low-Decline Production Base

'24E Net Production



~250 Mboe/d
Oil 39%
Gas 44%
NGL 17%

Decline Rate



35%
25%
Peer Median
CRGY PF

Substantial Undeveloped Inventory



CRGY
SBOW
PF
~750
>1,200
~1,000
>2,200
Low-Risk
Resource Potential
(+) SBOW
Pro Forma

(1) Pro forma company operations centered on Eagle Ford / Texas and Rockies regions, but include minor assets across other basins.
(2) PV-10 is a non-GAAP measure. Based on YE'23 reserves at YE'23 SEC pricing of $78.22 / bbl for oil and $2.64 / MMbtu for gas.

Crescent Energy | SilverBow Resources
8

Maintaining a Leading Decline Rate and Reserve Life Differentiated Asset Stability Alongside Long-Term Portfolio Duration 25% 11 Years Proved Reserve Life % NTM Decline Rate Peers Replace ~40% More ~35% Longer Reserve Life than Peers Production Each Year (2) (1) Reserve Life vs. Peers First Year PDP Decline vs. Peers Peer Median: 35% Peer Median: 8 1 2 3 4 5 6 7 8 1 2 3 4 5 6 7 8 Pro Forma Pro Forma Note: Peers include BTE, CIVI, CRC, MGY, MTDR, MUR, NOG, SM and VTLE. (1) Pro Forma CRGY based on combination of YE SEC Reserve Report forecasts. Peer estimates per Enverus as of 5/10/24. 9 (2) Estimates per CapIQ as of 5/10/24 and company filings. 6% 25% 25% 28% 35% 36% 36% 37% 39% 5 5 6 8 8 9 10 11 11

Increasing Proven Inventory and Resource Potential

Deep, High-Quality Inventory That Generates Compelling Returns Through Cycle



Gross Locations
Crescent
SilverBow
20+ Year
Unrisked Inventory
10+ Year
Low-Risk Inventory
(at Maintenance Activity)
~100 - 120
~1,150
~400
~750
>2,200
~1,000
>1,200
Maintenance Program(1)
Low-Risk Inventory
Resource Potential(2)

Crescent Energy | SilverBow Resources

(1) Assumes 4-5 rig program across asset portfolio to maintain flat production.
(2) "Resource Potential" does not constitute or represent reserves as defined by the SEC and is not intended to be representative of anticipated future well results or aggregate production volumes. Such metric is inherently more uncertain than proved reserve estimates prepared in accordance with SEC guidelines.

10

Focused on Free Cash Flow Generation Profitable Base Business Generates Significant Free Cash Flow with Attractive Exposure to Commodity Price Upside (1) 5-Year Cumulative Levered FCF Outlook ($BN) $6.0 Market Capitalization $4.2 $3.7 $2.5 $1.9 $1.1 Status Quo Pro Forma Status Quo Pro Forma $75.00 / $3.50 $85.00 / $5.00 Note: Based on internal management estimates. (1) No reconciliation of this non-GAAP measure to its most directly comparable GAAP measure is available without unreasonable efforts. This is due to the inherent difficulty of forecasting the timing or amount of various reconciling items that would impact the most directly comparable forward-looking GAAP financial measure, that have not yet occurred, are out of our control and/or cannot be 11 reasonably predicted. See Appendix.“

Capital Allocation Priorities - Putting Investors First

Priority			
Priority #1A	Financial Strength	Up to 1.5x leverage in an acquisition scenario Target 1.0x long-term leverage	
Priority #1B	Returning Capital to Shareholders	Fixed Dividend: $0.12 per share per quarter[(1)]	
Priority #2	**Returns-Driven Investing:** Target >2.0x MOIC[(2)] and Short Payback Periods	A Development Capital	B Accretive Acquisitions
Priority #3	Excess Free Cash Flow	A Further Debt Reduction	B Opportunistic Share Buybacks[(3)]

(1) Any payment of future dividends is subject to Board approval and other factors.
(2) "MOIC" represents multiple on invested capital or total projected cash flow divided by development cost.
(3) Two-year term on $150 MM authorization (~$127 MM remaining). Subject to Board approval and other factors.

Crescent Energy | SilverBow Resources

12

Clear Pathway to Investment Grade Rating

Increased Scale Improves Credit Profile and Creates Potential for Further Improved Cost of Capital

Maintaining Ample Liquidity:
Secured $700 MM increase to CRGY RBL commitments

Balance Sheet Flexibility:
Intend to opportunistically term out SBOW debt

Cost of Capital Advantages:
Able to refinance SilverBow debt at greatly reduced rate

Leverage[2] @ Close	Leverage Target / Max	Liquidity[3] @ Close
~1.5x	1.0x / 1.5x	~$500 MM+



Improving Cost of Capital
(Average Yield to Worst)
12.00%
9.00%
6.00%
3.00%
0.00%
~300 bps advantage
Potential improvement with increased scale
SilverBow
Crescent Energy
Crescent Energy[1]
Pro Forma



No Near-Term Debt Maturities[4]
($MM)
CRGY Status Quo Net Debt
Illustrative Acquisition Debt
$2,000
$1,000
$-
2024
2025
2026
2027
2028
2029+

(1) Assumes 50bp step down from current CRGY YTW.
(2) As of 9/30/24. Crescent defines Net LTM Leverage as the ratio of consolidated net debt to consolidated Adjusted EBITDAX (non-GAAP) as defined and calculated under its Revolving Credit Facility.
(3) Liquidity based on 8/31/24 Pro Forma RBL Elected Commitment of $2.0 BN less amount drawn less outstanding letters of credit plus cash outstanding.
(4) Total net debt estimated as of 9/30/24. Maturity dates illustratively assume acquisition RBL draw termed out as new senior notes. RBL borrowings net of cash on the balance sheet.

Crescent Energy | SilverBow
13

Decade-Plus History of Returning Cash to Shareholders Combination Provides SilverBow Shareholders with Consistent and Peer- Leading Fixed Dividend (3) Updated Return of Capital Framework: Fixed Dividend Yield Comparison 4.0% Consecutive 3.9% 12 years Fixed Dividend: (4) of dividend payments #1 (1) • $0.12 / share per quarter 2.7% 2.6% 2.5% 2.0% 1.9% $150 MM Buyback #2 1.5% (2) Authorization : 1.3% • $23 MM exercised to date – 15% of authorized NA (5) 1 2 3 4 5 6 7 8 9 Dividend Paying Peers Note: Any payment of future dividends is subject to board approval and other factors. (1) Any payment of future dividends is subject to Board approval and other factors. (2) Two-year term implemented on 3/4/24. (3) Public company information based on latest filings. Excludes buybacks and variable dividends. Market data as of 5/10/24. Peers include BTE, CIVI, CRC, MGY, MTDR, MUR, NOG, SM and VTLE. (4) Includes Independence Energy, Crescent’s predecessor and all predecessors of Independence Energy. 14 (5) Assumes $0.12 per share quarterly CRGY dividend. Dividend yield based on CRGY share price of $12.16 as of 5/10/24. Priority Priority

Announced Synergies Can Drive Significant Value Scaled Enterprise with Large Footprint of Adjacent Assets Creates Meaningful Opportunity for Efficiency and Value Creation Synergy Value Potential Expect $65-100 MM of Annual Synergies Up to Up to $100 MM $10 MM Up to $15 MM Up to $30 MM Up to $45 MM Cost of Capital Capital Lease Operating General and Total Quantified Capital Allocation Land Synergies Total Synergies Expenditures Expenses Administrative Synergies Beginning Beginning Beginning Beginning Estimated Unquantified Potential Future Synergies Q4 2024 2025 2025 2025 Synergies 15

Crescent's Proven Track Record of Improving Operations

Crescent Efficiency Gains Drive Operational Synergy Expectations

Drilling Speed
(ft/day)

~25%+


~1,575'
~1,750'
~2,000'
2022
2023
Current

Completion Speed
(fluid bbl/day)

~40%+

Simul-frac driving recent completion efficiencies


~72,000
~90,000
~100,000
2022
2023
Current

Well Costs (DC&F)
($/ft)

-10%

Improved well costs with optimized completions


~$1,000
~$950
~$900
Initial 2023
2023
Current

Note: Performance includes operated wells in Central Eagle Ford, Western Eagle Ford and Uinta.

Crescent Energy | SilverBow Resources
16

Enhanced Scale Supports Efficient Operations Combined Company Focused on Peer-Leading Organizational Efficiency • Acquisition combines significant operating and investing expertise from both companies • The combined company maintains attractive G&A metrics relative to peers • Long-term strategic relationship with KKR provides Crescent with access to KKR's broad range of resources, including KKR's Global Macro and Public Affairs teams, KKR Capital Markets and KKR Global Institute FY 2023A Cash G&A / Boe 1 2 3 4 5 6 7 8 9 Pro Forma Note: Peers include BTE, CIVI, CRC, MGY, MTDR, MUR, NOG, SM and VTLE. Pro forma CRGY includes impact of incremental go-forward manager compensation. 17 $1.14 $1.14 $1.57 $1.63 $1.73 $1.89 $2.09 $2.26 $2.29 $6.56

Scaled Enterprise Primed for Sustainable Value Creation

Attractive Combination of Scale, Balance Sheet Strength and Advantaged Capital Markets Positioning

Pro Forma Business

($ in millions, unless otherwise noted)

		Crescent Energy	SilverBow Resources	Crescent Energy + SilverBow Resources	
Significant Scale	**Enterprise Value**	~$4,000	~$2,000	**~$6,000(1)**	↑ ~50%+
	Equity Value	~$2,200	~$875	**~$2,800**	↑ ~27%+
	2024E Production *(Mboe/d)*	~160	~90	**~250**	↑ ~56%+
	2024E EBITDA(2)	~$1,250	~$800	**~$2,050**	↑ ~64%+
	2024E LFCF(2)	~$425	~$220	**~$645**	↑ ~52%+
Balance Sheet	**Leverage(2)(3)** *(Net Debt / '24E EBITDA)*	1.4x	1.4x	**1.5x**	⟷
Institutional Capital Markets Positioning	**Public Float**	~$1,370	~$770	**~$1,890**	↑ ~38%+
	Trading Liquidity *(30-Day ADTV)*	~$21	~$12	**~$30**	↑ ~43%+
	Dividend Yield *(%)*	4%	--	**4%**	↑ N/A

Source: Public company filings and CapitalIQ consensus estimates as of 5/10/24.
Note: Pro forma metrics assume maximum cash election, subject to change dependent upon final cash consideration at closing.
(1) Pro Forma Enterprise Value estimated as of closing, includes impact of projected interim cash flow.
(2) No reconciliation of this non-GAAP measure to its most directly comparable GAAP measure is available without unreasonable efforts. This is due to the inherent difficulty of forecasting the timing or amount of various reconciling items that would impact the most directly comparable forward-looking GAAP financial measure, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. See "Appendix."
(3) PF leverage as of 9/30/24.

Crescent Energy | SilverBow Resources
18

Well-Positioned Among Quality Mid-Cap Peers 2024E Net Production Total Enterprise Value (Mboe/d) ($BN) ~250 ~$6.0 ~160 ~$4.0 ~90 ~$2.0 9 8 7 6 5 4 3 2 1 9 8 7 6 5 4 3 2 1 Status Status Pro Status Status Pro Quo Quo Forma Quo Quo Forma 2024E Levered Free Cash Flow 2024E EBITDA (1) (1) ($MM) ($MM) ~$2,050 ~$645 ~$1,250 ~$425 ~$800 ~$220 9 8 7 6 5 4 3 2 1 9 8 7 6 5 4 3 2 1 Status Status Pro Status Status Pro Quo Quo Forma Quo Quo Forma Note: Peers include liquids weighted companies with a market capitalization between $2-8BN: BTE, CIVI, CRC, MGY, MTDR, MUR, NOG, SM and VTLE. Estimates per CapIQ as of 5/10/24 and company filings. (1) No reconciliation of this non-GAAP measure to its most directly comparable GAAP measure is available without unreasonable efforts. This is due to the inherent difficulty of forecasting the timing or amount of various reconciling items that would impact the most directly comparable forward-looking GAAP financial measure, that have not yet occurred, are out of our 19 control and/or cannot be reasonably predicted. See Appendix.“

Proven Track Record of Returns-Driven Growth Through M&A Crescent has Demonstrated its Ability to Acquire and Integrate Businesses (2) Proven Acquisition Strategy Consistent Underwriting Crescent Acquisitions Focused on Generating 6 Strong Cash-on-Cash Returns • Targeting >2.0x MOIC and short payback period 4 SBOW (<5 years) 3 2 2 Crescent has Successfully SBOW 1 Transformed the Business Since Going Public 2012-19 2020 2021 2022 2023 2024 YTD • Consistent growth through Avg. / Year (1) M&A at >30% CAGR (3) Compound Annual Growth Rate (2020 - Current) • Improved asset profile and Production (Mboe/d) Reserves (MMBoe) value creation potential ~39% ~37% (1) Based on YE reserves and production metrics from 2020 to pro forma current. (2) Acquisition history represents Crescent and its predecessors. 20 (3) Compound annual growth rate includes SilverBow acquisition.

Improved Operations and Synergies Drive Incremental Returns Demonstrated History of Acquiring Assets and Improving Performance (1) WEF Outperformance ~100% Increase in Western (Well Performance - Avg Cum. Boe/ft) ~100% Uplift to Date Eagle Ford Well Performance ✓ • Sustained outperformance vs prior operator Prior Operator CRGY 0 50 100 150 200 250 300 350 ~60% Increase in Uinta Well Producing Days ✓ Performance (2) • Optimized completions, Uinta Outperformance (Well Performance - Avg Cum. Boe/ft) increasing production ~60% Uplift to Date Improved Capital Efficiency Increasing Returns ✓ Prior Design Current CRGY • Capex savings + increased 0 50 100 150 200 250 300 350 well performance Producing Days (1) CRGY represents Lower Eagle Ford average cumulative Boe/ft of all wells since Crescent took over operations on 9/30/23. Prior operator represents average performance from 12/31/21 until Crescent took over operations on 9/30/23. (2) CRGY represents Uinta average cumulative Boe/ft of all wells since Crescent implemented current well design. Prior design represents average performance of all wells from 12/31/21 until 21 Crescent implemented current well design.

Capital Markets Tailwinds Driving Increased Demand

Crescent has Driven a Systematic Improvement in Capital Markets Access and Positioning Since Going Public

	At IPO (12/7/2021)	Pro Forma CRGY	Increase
Increased Public Float %	25%	~68%	↑ ~170%+
Increased ADTV	~$4 MM	~$30 MM	↑ ~650%+
Accessed Equity Capital Markets	✘	$485 MM (primary + secondary)	↑
Added Research Analysts	✘	10 (9 equity, 1 credit)	↑
Improved Notes Ratings[(1)] (Moody's / S&P / Fitch)	B2 / B+ / NR	B1 / BB- / BB- (w/ potential for upgrade)	↑
Increased ECA / Borrowing Base	$0.7 / $1.3 BN	$2.0 / $2.6 BN	↑ ~100%+

Crescent Energy | SilverBow Resources

(1) Credit ratings are statements of opinion by third party credit rating agencies and are not statements of or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes and should not be relied upon as investment advice.

22

Creating a "Must-Own" Mid-Cap Company

Pro Forma Crescent Provides the Stability of a Large Cap Operator

10-Yr Avg. Leverage



1.2x
1.5x
1.9x
2.8x
Majors Average
Large Cap Average
SMID Cap(1) Average

Dividend Track Record

(Consecutive Years)[2]



12
12
10
5
Majors Average
Large Cap Average
SMID Cap Average

10-Yr Avg. Reinvestment



45%
67%
93%
107%
Majors Average
Large Cap Average
SMID Cap Average

But with Far More Catalysts for Sustainable Value Creation

Improved Valuation	Trades at notable discount vs. peers[3]
Returns-Driven Growth	>30% CAGR in reserves and production[4]
Capital Markets Tailwinds	More than doubled public float in the last 3 years

And ~100% Alignment to Drive TSR

Note: SMID Caps include CHRD, CIVI, CRC, MGY, MTDR, MUR, SM and PR. Large Caps include APA, CHK, CTRA, DVN, EOG, EQT, FANG, MRO, OVV and OXY. Majors include XOM, CVX, SHEL, BP and COP. Historical CRGY metrics do not include SilverBow.

(1) Excludes all years post bankruptcy for SMID cap companies.
(2) Since inception of Crescent and its predecessors (2011).
(3) Based on Wall St consensus cash flow metrics as of 5/10/24, including TEV / 2024E EBITDA and LFCF Yield.
(4) Represents compound annual growth rate since 2020 (2020 – Pro Forma Current).

Crescent Energy | SilverBow Resources

23

Appendix

The Combined Company Will Be Led by a Strong, Experienced Management Team… Crescent Management has Executed on a Consistent Strategy Focused on Cash Flow, Risk Management and Returns for More than a Decade David Rockecharlie Brandi Kendall Todd Falk Chief Executive Officer Chief Financial Officer Chief Accounting Officer • Current CEO of Crescent since 2021 and • Current CFO of Crescent since 2021 and • Current CAO of Crescent since 2021 and of of its predecessor since 2020 of its predecessor since 2020 its predecessor since 2020 • Current Partner & Head of KKR’s Energy • Current Managing Director of KKR’s • Current Managing Director & CAO of KKR’s Real Assets business Energy Real Assets business Energy Real Assets business • Former Co-Founder & Co-CEO of RPM • Former Director, FP&A at Marlin • Former Director of Finance & Controller of Energy and Co-Head of Energy Midstream, Finance Associate at NFR Vitruvian Exploration and Senior Manager at Investment Banking Group at Jefferies Energy, Investment Banker at J.P. Morgan Deloitte and TPH & Co. Clay Rynd Bo Shi Executive Vice President, General Counsel Investments • Current EVP, Investments at Crescent since • Current General Counsel and Corporate 2021 and of its predecessor since 2020 Secretary of Crescent since 2021 and of its predecessor since 2020 • Current Managing Director of KKR’s Energy Real Assets business• Former Attorney at Vinson & Elkins LLP • Former Investment Banker at TPH & Co. 25

…and Overseen by a Highly Qualified Board of Directors



David Rockecharlie

Chief Executive Officer
CRGY Director Since 2021

- CEO of Crescent
- Partner & Head of Energy Real Assets at KKR
- Former Co-CEO of RPM Energy and CEO of Independence Energy

Crescent Energy, KKR, Independence Energy, RPM, Jefferies



John Goff

Independent Chair
CRGY Director Since 2021

- Founder & Managing Principal of Goff Capital
- Former CEO of Crescent Real Estate
- Former Chair of Contango

Goff Capital, Contango, Crescent



Brandi Kendall

Chief Financial Officer
CRGY Director Since 2021

- CFO of Crescent
- Managing Director of Energy Real Assets at KKR
- Former CFO of Independence Energy

Crescent Energy, KKR, Independence Energy, J.P.Morgan, TPH&co



Claire Farley

Independent Director
CRGY Director Since 2021

- Former Vice Chair of KKR Energy Group
- Director of LyondellBasell
- Former Co-CEO of RPM Energy and CEO of Randall & Dewey and HydroTexaco

KKR, lyondellbasell, Randall & Dewey, Texaco, RPM

SBOW Nominees

Two New Directors to Be Added with Combination



Robert Gwin

Independent Director
CRGY Director Since 2021

- Former President & CFO of Anadarko Petroleum
- Director of Pembina Pipeline and Enable Midstream Partners

Anadarko, Pembina, Enable, Western Gas, lyondellbasell



Ellis "Lon" McCain

Independent Director
CRGY Director Since 2021

- Former CFO of Ellora Energy and Westport Resources
- Director of Cheniere Energy
- Former Director of Contango

Cheniere, Contango



Karen Simon

Independent Director
CRGY Director Since 2021

- Former Vice Chair of Investment Banking at J.P. Morgan
- Chair of Energean plc and Director of Aker ASA
- Former Director of Contango

J.P.Morgan, Energean, Aker, Contango



Erich Bobinsky

Independent Director
CRGY Director Since 2021

- Director of Portfolio Strategy & Management at Liberty Mutual Investments
- Former Director of Independence Energy

Liberty Mutual Investments, Independence Energy



Bevin Brown

Independent Director
CRGY Director Since 2021

- Managing Director of Portfolio Strategy & Management at Liberty Mutual Investments
- Former Director of Independence Energy

Liberty Mutual Investments, Independence Energy, pwc

Crescent Energy | SilverBow Resources

26

CRGY Management is Strongly Aligned with Shareholders (1) Stock-Based Compensation Peer-Leading Long-Term Insider 3% 97% Ownership 1 40% 60% • ~11% held by KKR’s Balance Sheet 2 40% 60% 3 48% 52% • ~20% held by independent members 4 70% 30% of the CRGY Board 5 70% 30% 6 80% 20% Management Incentive Program is 7 81% 19% 8 86% 14% ~100% Based on Total Shareholder 9 100% Returns (TSR) Time-Based Performance-Based • Peers receive time-based awards irrespective of shareholder returns Long-Term Insider Ownership ~11% Benefits From Broader KKR Resources ~5x greater insider ownership than peers • Only investor-led public energy company < 2% • Mid-Cap operator with broad institutional resources Peer Average CRGY PF Note: Peers include BTE, CIVI, CRC, MGY, MTDR, MUR, NOG, SM and VTLE. Peer insider ownership represents ownership by “Individuals and Insiders” per Capital IQ. (1) Based on companywide RSU, PSU, stock option and warrant grants. 27

Crescent and SilverBow Have a Shared Commitment to Safe and Responsible Operations The Combined Company Will Continue to Focus Efforts on Delivering Better Returns, Operations and Stewardship Listen and respond to Develop a Aspire to be a Seek to reduce Manage and seek community and diverse and zero-incident Scope 1 GHG to reduce stakeholder inclusive workplace emissions freshwater use concerns environment • Enhance our • Aim to reduce • Document water • Formalize • Strive to maintain asset assurance absolute Scope 1 management community at least 30% organization and GHG emissions plans for all engagement diversity at the EHS policies by 50% by 2027 operations, programs, Board of Directors (from 2021 including in water- improving the level • Strengthen EHS baseline and stressed regions ability of local risk management operations) stakeholders to process raise concerns • Strive to maintain methane emissions intensity below 0.20% Sustainability Vision: Improvement • Transparency • Responsibility 28

Pro Forma Hedge Position: Liquids

	Q3'24	Q4'24	FY 2025[1]	FY 2026
NYMEX WTI (Bbls, $/Bbl)				
Swaps				
Total Volumes	3,603,100	3,280,730	**4,069,000**	**1,746,050**
Total Daily Volumes	39,164	35,660	**11,148**	**4,784**
WA Swap Price	$71.28	$71.93	**$72.61**	**$69.00**
Collars				
Total Volumes	2,806,000	2,806,000	**4,663,500**	**273,000**
Total Daily Volumes	30,500	30,500	**12,777**	**748**
WA Long Put Price	$63.18	$63.15	**$60.24**	**$64.00**
WA Short Call Price	$81.30	$81.29	**$80.57**	**$71.50**
ICE Brent (Bbls, $/Bbl)				
Swaps				
Total Volumes	59,800	36,800	--	--
Total Daily Volumes	650	400	--	--
WA Swap Price	$73.87	$78.19	--	--
Collars				
Total Volumes	55,200	55,200	**365,000**	--
Total Daily Volumes	600	600	**1,000**	--
WA Long Put Price	$65.00	$65.00	**$65.00**	--
WA Short Call Price	$100.00	$100.00	**$91.61**	--
MEH Differential Swaps (Bbls, $/Bbl)				
Total Volumes	2,714,000	2,500,500	**3,102,500**	--
Total Daily Volumes	29,500	27,179	**8,500**	--
WA Swap Price	$1.51	$1.51	**$1.78**	--
NYMEX WTI CMA Roll Swaps (Bbls, $/Bbl)				
Total Volumes	2,666,000	2,622,000	**3,650,000**	--
Total Daily Volumes	28,978	28,500	**10,000**	--
WA Swap Price	$0.51	$0.51	**$0.45**	--
Total NGL Swaps (Bbls, $/Bbl)				
Total Volumes	496,800	496,800	**1,460,000**	--
Total Daily Volumes	5,400	5,400	**4,000**	--
WA Swap Price	$25.92	$25.92	**$23.88**	--

Note: PF hedge position as of May 10, 2024. Includes hedge contracts beginning July 1, 2024.
(1) The FY 2025 WTI collar contracts include 4,000 bbl/d of costless put/call contracts that may be extended at the option of the counterparty.

Crescent Energy | SilverBow RESOURCES
29

Pro Forma Hedge Position: Gas Q3’24 Q4’24 FY 2025 FY 2026 NYMEX Henry Hub (MMBtu, $/MMBtu) Swaps Total Volumes 26,423,800 26,420,370 55,205,000 41,745,000 Total Daily Volumes 287,215 287,178 151,247 114,370 WA Swap Price $3.70 $3.91 $3.98 $3.98 Collars Total Volumes 8,478,000 8,465,000 71,569,000 – Total Daily Volumes 92,152 92,011 196,079 – WA Long Put Price $3.55 $3.66 $3.11 – WA Short Call Price $4.65 $4.92 $5.78 – HSC Differential Swaps (MMBtu, $/MMBtu) Total Volumes 22,080,000 20,255,000 65,700,000 -- Total Daily Volumes 240,000 220,163 180,000 -- WA Swap Price ($0.26) ($0.29) ($0.26) -- Rex Z3 Differential Swaps (MMBtu, $/MMBtu) - Total Volumes 1,840,000 620,000 -- -- Total Daily Volumes -- -- 20,000 6,739 WA Swap Price ($0.36) ($0.36) -- -- Transco St 85 (Z4) Differential Swaps (MMBtu, $/MMBtu) Total Volumes 1,269,600 1,269,600 5,037,000 -- Total Daily Volumes 13,800 13,800 13,800 -- WA Swap Price $0.23 $0.23 $0.32 -- CIG Rockies Differential Swaps (MMBtu, $/MMBtu) Total Volumes -- -- 1,196,000 1,196,000 Total Daily Volumes 13,000 13,000 -- -- WA Swap Price -- -- ($0.01) ($0.01) Note: PF hedge position as of May 10, 2024. Includes hedge contracts beginning July 1, 2024. 30

Non-GAAP Measures Present value (discounted at PV-10) is not a financial measure calculated in accordance with GAAP because it does not include the effects of income taxes on future net revenues. PV-10 does not represent an estimate of the fair market value of Crescent’s oil and natural gas properties. Crescent believes that the presentation of PV-10 is relevant and useful to its investors because it presents future net cash flows attributable to its reserves prior to taking into account future income taxes and its current tax structure. Crescent and others in its industry use PV-10 as a measure to compare the relative size and value of proved reserves held by companies without regard to the specific tax characteristics of such entities. Investors should be cautioned that PV-10 does not represent an estimate of the fair market value of Crescent’s proved reserves. Due to the forward-looking nature of the non-GAAP measures presented in this presentation, no reconciliation of these non-GAAP measures to the most directly comparable GAAP measure is available without unreasonable efforts. This is due to the inherent difficulty of forecasting the timing or amount of various reconciling items that would impact the most directly comparable forward-looking GAAP financial measure, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. Accordingly, such reconciliations are excluded from this release. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. Crescent defines Adjusted EBITDAX as net income (loss) before interest expense, loss from extinguishment of debt, income tax expense (benefit), depreciation, depletion and amortization, exploration expense, non-cash gain (loss) on derivatives, non-cash equity based compensation, (gain) loss on sale of assets, other (income) expense and transaction and nonrecurring expenses. Additionally, we further subtract certain redeemable noncontrolling interest distributions made by OpCo related to Manager Compensation and settlement of acquired derivative contracts. Adjusted EBITDAX is not a measure of performance as determined by GAAP. We believe Adjusted EBITDAX is a useful performance measure because it allows for an effective evaluation of our operating performance when compared against our peers, without regard to our financing methods, corporate form or capital structure. We exclude the items listed above from net income (loss) in arriving at Adjusted EBITDAX because these amounts can vary substantially within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDAX should not be considered as an alternative to, or more meaningful than, net income (loss) as determined in accordance with GAAP, of which such measure is the most comparable GAAP measure. Certain items excluded from Adjusted EBITDAX are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax burden, as well as the historic costs of depreciable assets, none of which are reflected in Adjusted EBITDAX. Our presentation of Adjusted EBITDAX should not be construed as an inference that our results will be unaffected by unusual or nonrecurring items. Our computations of Adjusted EBITDAX may not be identical to other similarly titled measures of other companies. In addition, the Revolving Credit Facility and Senior Notes include a calculation of Adjusted EBITDAX for purposes of covenant compliance. Crescent defines Levered Free Cash Flow as Adjusted EBITDAX less interest expense, excluding non-cash amortization of deferred financing costs, discounts, and premiums, loss from extinguishment of debt, excluding non-cash write-off of deferred financing costs, discounts, and premiums, current income tax benefit (expense), tax-related redeemable noncontrolling interest distributions made by OpCo and development of oil and natural gas properties. Levered Free Cash Flow does not take into account amounts incurred on acquisitions. Levered Free Cash Flow is not a measure of liquidity as determined by GAAP. Levered Free Cash Flow is a supplemental non-GAAP liquidity measure that is used by our management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. We believe Levered Free Cash Flow is a useful liquidity measure because it allows for an effective evaluation of our operating and financial performance and the ability of our operations to generate cash flow that is available to reduce leverage or distribute to our equity holders. Levered Free Cash Flow should not be considered as an alternative to, or more meaningful than, Net cash flow provided by operating activities as determined in accordance with GAAP, of which such measure is the most comparable GAAP measure, or as an indicator of actual liquidity, operating performance or investing activities. Our computations of Levered Free Cash Flow may not be comparable to other similarly titled measures of other companies. 31

Stay Connected. Brandi Kendall IR@crescentenergyco.com 600 Travis Street Suite 7200 Houston, Texas 77002 + 1 (713) 332-7001 www.crescentenergyco.com